UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 11, 2025

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 11, 2025, MardiLyn Saathoff, General Counsel, Chief Compliance Officer and SVP Regulation of Northwest Natural Holding Company (NW Holdings) and Chief Legal Officer, Chief Compliance Officer and SVP Regulation of Northwest Natural Gas Company, a wholly owned subsidiary of NW Holdings (NW Natural), informed the Board of Directors (Board) of her intent to retire from her positions at NW Holdings and NW Natural effective April 1, 2026. In connection with her notification and in furtherance of the Company’s long-term succession planning efforts, on December 11, 2025, the Board appointed Ms. Saathoff as Chief Legal Officer and SVP Regulation of NW Holdings and NW Natural, effective January 1, 2026 until her retirement.

In connection with Ms. Saathoff’s retirement plans and the Board’s long-term succession planning efforts, on December 11, 2025, the Board appointed Megan H. Berge, age 45, as Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of NW Holdings and NW Natural, effective January 1, 2026. Ms. Berge is currently Deputy General Counsel and Corporate Secretary of NW Holdings and Vice President, General Counsel and Corporate Secretary of NW Natural. She has held these positions since March 2025. Prior to joining NW Natural, Ms. Berge was a partner in the Washington D.C. and San Francisco offices of international law firm, Baker Botts L.L.P., where her practice included extensive complex litigation in state and federal courts as well as rulemaking and advocacy work related to federal and state environmental laws. She began her career at the firm in 2006. Ms. Berge has been nationally recognized by Chambers and Partners in the areas of climate and environmental law, as one of 500 Leading U.S. Environmental & Energy Lawyers by Lawdragon, and a Washington D.C. Super Lawyer-Rising Star by Thomson Reuters. Ms. Berge earned her law degree from the Francis King Carey School of Law at the University of Maryland and a Bachelor of Arts degree from the University of Delaware.

Item 7.01	Regulation FD Disclosure
On December 15, 2025, NW Holdings and Northwest Natural NW Natural issued a press release announcing MardiLyn Saathoff’s retirement and Megan Berge’s promotion to Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings or NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, timing, goals, strategies, commitments, future events, investments, succession planning, executive officer retirements and promotions, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I,

Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued December 15, 2025 (furnished and not filed).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	December 15, 2025	/s/ Megan H. Berge
Deputy General Counsel & Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	December 15, 2025	/s/ Megan H. Berge
Vice President, General Counsel & Corporate Secretary